UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    March 7, 2008
                                            ------------------

                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                0-31525                  68-0352144
----------------------------     -------------         -------------------
(State or other jurisdiction     (Commission             (IRS Employer
     Of incorporation)           File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California        95670
-----------------------------------------------------------     ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (916) 851-0123
                                                       -------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 6 Pages
The Index to Exhibits is on Page 3

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(a) (b)

On March 7, 2008, the Registrant, American River Bankshares (the "Company"), received a letter from Larry D. Standing, President of Bank of Amador, a division of American River Bank, indicating that effective March 21, 2008, he intends to retire from the Company. Mr. Standing also plans to resign from the Board of Directors of American River Bank effective March 21, 2008. American River Bank is the Registrant's banking subsidiary. Mr. Standing is voluntarily leaving the Company as part of a planned retirement. David T. Taber remains the Chief Executive Officer of American River Bankshares and American River Bank and will continue to work closely with Bank of Amador, a division of American River Bank during this transition. In addition to receiving his unpaid salary and vacation, Mr. Standing is eligible to receive future benefits under his Salary Continuation Agreement and his Director Retirement Agreement. Mr. Standing's Salary Continuation Agreement and his Director Retirement Agreement are qualified by reference to the Registrant's Form 8-K filed with the Securities and Exchange Commission on February 22, 2008. Mr. Standing has ninety (90) days to exercise any vested stock options in accordance with the terms of the American River Bankshares Stock Option Plan.

The foregoing description is qualified by reference to the letter of resignation from Mr. Standing, dated March 7, 2008 attached as Exhibit 99.1 and the Registrants press release dated March 11, 2008 attached as Exhibit 99.2.

(c)

The Registrant has named Wayne T. Garibaldi to the position of Regional President of Bank of Amador, a division of American River Bank. The Registrant is not planning to name a replacement for Mr. Standing on the American River Bank Board of Directors.

The foregoing description is qualified by reference Registrants press release dated March 11, 2008 attached as Exhibit 99.2.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Letter of resignation from Larry D. Standing.
         (99.2)   Press Release dated March 11, 2008.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
March 11, 2008                      Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.       Description                                         Page
-----------       --------------------------------------------        ----
   99.1           Letter of resignation from Larry D. Standing         4
   99.2           Press release dated March 11, 2008                   5











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